Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies

7. Commitments and Contingencies

Leases

We lease our facilities under various non-cancelable operating leases, which expire through the year ending December 31, 2024. Rent expense is recognized using the straight-line method over the term of the lease. Rent expense was $324,000, $796,000 and $3.7 million during the years ended December 31, 2011 2012 and 2013 respectively.

The aggregate future non-cancelable minimum rental payments on our operating leases, as of December 31, 2013, are as follows (in thousands):

Years Ending December 31,	Amount
2014	$8,283
2015	8,201
2016	6,009
2017	5,175
2018	3,009
2019 and thereafter	9,759

Total	$40,436

Contract Manufacturer Commitments

Our independent contract manufacturer procures components and assembles our products based on our forecasts. These forecasts are based on estimates of future demand for our products, which are in turn based on historical trends and an analysis from our sales and product marketing organizations, adjusted for overall market conditions. In order to reduce manufacturing lead times and plan for adequate supply, we may issue forecasts and orders for components and products that are non-cancelable. As of December 31, 2012 and December 31, 2013, we had $3.3 million and $16.7 million, respectively, of non-cancellable open orders. As of December 31, 2012 and December 31, 2013, we have not accrued any significant cost associated with the excess of our forecasted demand including costs for excess components or for carrying costs incurred by our independent contract manufacturer.

Litigation

We accrue for contingencies when we believe that a loss is probable and that we can reasonably estimate the amount of any such loss. We have made an assessment of the probability of incurring any such losses and whether or not those losses are estimable.

We are subject to legal proceedings, claims and litigation, including intellectual property litigation, arising in the ordinary course of business. Such matters are subject to many uncertainties and outcomes and are not predictable with assurance.

To the extent there is a reasonable possibility that a loss exceeding amounts already recognized may be incurred and the amount of such additional loss would be material, we will either disclose the estimated additional loss or state that such an estimate cannot be made. We do not currently believe that it is reasonably possible that additional losses in connection with litigation arising in the ordinary course of business would be material.

Indemnification

Under the indemnification provisions of our standard sales related contracts, we agree to defend our customers against third-party claims asserting infringement of certain intellectual property rights, which may include patents, copyrights, trademarks, or trade secrets, and to pay judgments entered on such claims. Our exposure under these indemnification provisions is generally limited to the total amount paid by our customer under the agreement. However, certain agreements include indemnification provisions that could potentially expose us to losses in excess of the amount received under the agreement. In addition, we indemnify our officers, directors, and certain key employees while they are serving in good faith in such capacities. Through December 31, 2013, there have been no claims under any indemnification provisions.